Regions Bank
                              PROMISSORY NOTE

Principal  Loan    Maturity  Loan       Call/Coll  Account  Officer  Initials
           Date              No.
-----------------------------------------------------------------------------
$500,000 10-23-01  10-23-02  141692800  590/4660            LJ2

References in the shaded areas are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: THE COMMERCIAL MORTGAGE GROUP, INC.  Lender: REGIONS BANK
          (SSN: 72-1116595)                            COMMERICAL LENDING
          OSF FINANCIAL SERVICES, INC.                 301 ST. CHARLES AVENUE
          (SSN: 76-0407845)                            3RD FLOOR
          59055 PINE LANE                              NEW ORLEANS, LA  70130
          LACOMBE, LA 70045

------------------------------------------------------------------------------

Principal Amount:         Initial Rate:      Date of Note:
$500,000.00               6.250%             October 23, 2001

PROMISE TO PAY. THE COMMERCIAL MORTGAGE GROUP, INC.; and OSF FINANCIAL SERVICES, INC. ("Borrower") promise to pay to the order of REGIONS BANK ("Lender"), in lawful money of the United States of America the sum of Five Hundred Thousand & 00/100 Dollars (U.S. $500000.00) or such other or lesser amounts as may be reflected from time to time on Lender's books and records as evidencing the aggregate unpaid principal balance of loan advances made to Borrower on a revolving line of credit basis as provided herein, together with simple interest assessed on a variable rate basis at the rate per annum equal to 0.750 percentage points over the Index provided herein, as the Index under this Note may be adjusted from time to time, one or more times, with interest being assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on October 23, 2001 and continuing until this Note is paid in full.

LINE OF CREDIT. This Note evidences a revolving line of credit "master not". Advances under this Note, as well as directors for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's deposit accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those acceptable to Lender; or (E) Lender in good faith believes itself insecure with regard to repayment of this Note.

PAYMENT. Borrower will pay this loan on demand. Payment in full is due immediately upon Lender's demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued interest on October 23, 2002. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 23, 2001, with all subsequent interest payments to be due on the same day of each month after that until this Note is paid in full. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Regions Financial Corp. Commercial Base Rate (the "Index"). The Index is not necessarily the lowest rate charges by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.500% per annum. The interest rate to be applied to the unpaid balance of this Note will be at a rate of 0.750 percentage points over the Index, resulting in an in initial rate of 6.250% per annum. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Other than Borrower's obligation to pay any prepayment penalty, Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment. If Borrower prepays this Note is full, or if Lender accelerates payment, Borrower understands that, unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed. Early payments will not, unless agreed to by Lender in writing, reliever Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language.
If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputer amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
REGIONS BANK, COMMERICAL LENDING, 301 ST. CHARLES AVENUE, 3RD FLOOR, NEW ORLEANS, LA 70130.

LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 5.000% of the delinquent interest due. Late charges will not be assessed following declaration of default and acceleration of the maturity of this Note.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will bear interest from the date of acceleration or maturity at the variable interest rate on this Note. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

  Default Under Loan Agreement. If an event of default occurs or exists under the terms of Borrower's Loan Agreement in favor of Lender.

  Payment Default. Borrower fails to make any payment when due under this Note.

  Default Under Security Agreements. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, or default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.

  Other Defaults in Favor of Lender. Should Borrower or any guarantor of this Note default under any loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.

  Default in Favor of Third Parties. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.

  Insolvency. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor of this Note occur or exist.

  Death or Interdiction. Should any guarantor of this Note die or be interdicted.

  Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.

  Assignment for Benefit of Creditors. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

  Receivership. Should a receiver of all or any part of Borrower's property, or the property of any guarantor, be applied for or appointed.

  Dissolution Proceedings. Proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor are commenced.

----------------------------------------------------------------------------
                                    PROMISSORY NOTE
Loan No:                              (Continued)                    Page
14169280001                                                          2
----------------------------------------------------------------------------

  False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

  Material Adverse Change. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note of should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.

  Insecurity. Lender in good faith believes itself insecure with regard to repayment of this Note.

LENDER'S RIGHTS UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at Lender's sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorney's fees, costs, expenses and other fees and charges as provided herein. Lender shall have the further right, again at Lender's sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a "solitary" or "joint and several" basis, as a principal obligator or otherwise, al without further notice or demand, unless Lender shall otherwise elect.

ATTORNEYS' FEES; EXPENSES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or is Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender's reasonable attorneys' fees in an amount not exceeding 25.000% of the principal balance due on the loan.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Louisiana. This Note has been accepted by Lender in the State of Louisiana.

DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys' fees.

COLLATERAL. Borrower acknowledges this Note is secured by Assignment of Any and All Promissory Notes From Whitten Foundation/Desire Narcotics Rehabilitation Center, Inc. to OSF Financial Services, Inc. and Assignment of Notes on Real Estate Financed by OSF Financial Services, Inc. dated October 23, 2001, executed by OSF Financial Services, Inc. Collateral securing other loans with Lender may also secure this Note as the result of cross-collateralization.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of or foreclose upon any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; obtaining a writ of attachment of imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which may otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

FINANCAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonable request.

ONLINE ADVANCES. In addition to the foregoing methods of requesting advances, if Borrower has enrolled in Regions Online Banking, Borrower may request advances via electronic instructions through Regions Online Banking, subject to the terms of the Regions Online Banking Agreement and Disclosure Statement in effect from time to time, and in such event Borrower agrees that Borrower shall be liable for all sums advanced on this Note through Regions Online Banking notwithstanding the designation herein of a specific party or specific parties for the purpose of requesting advances..

WAIVERS. Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a "solidary" or "joint and several" basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower and each guarantor additionally agree that Lender's acceptance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms, or Lender's failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender's rights or remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights or remedies; it being Borrower's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Borrower and each guarantor further agree that, should ay default event occur or exist under this Note, any waiver or forbearance on the part of the Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender's specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default. Borrower and each guarantor of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and will not and are not intended to compensate Lender's for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge. Borrower recognizes that Borrower's failure to make timely payment of amounts due under this Note will result in damages to Lender, including but not limited to Lender's loss of the use of amounts due, and agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender for such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.

SUCCESSORS AND ASSIGNS LIABLE. Borrower's and each guarantor's obligations and agreements under this Note shall be binding upon Borrower's and each guarantor's respective successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

CAPTION HEADINGS. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note.

SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's successors, heirs, legatees, devisees, administrators, executors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

APPLICABLE LENDING LAW. This business or commercial Note is subject to La R.S. 9:3509, et seq.

----------------------------------------------------------------------------
                                    PROMISSORY NOTE
Loan No:                              (Continued)                    Page
14169280001                                                          3
----------------------------------------------------------------------------

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.


BORROWER:



THE COMMERCIAL MORTGAGE GROUP, INC.

By:________________________________
   LAMOND G. WHITTEN, President of THE
   COMMERICIAL MORTGAGE GROUP, INC.



OSF FINANCIAL SERVICES, INC.

By:________________________________
   LLOYD BROUSSARD, President of OSF FINANCIAL
   SERVICES, INC.